UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Jupiter Wellness, Inc. (the “Company”) held on December 22, 2022, the Company’s stockholders voted on the matters described below.

1.	The Company’s stockholders elected six directors, each to serve until his/her successor is duly elected and qualified at the 2023 Annual Meeting of Stockholders or until his/her earlier resignation or removal. The number of shares that (a) voted for the election of each director, (b) voted against the election of each director, and (c) withheld authority to vote for each director is summarized in the table below:

Director Nominee	Votes For	Votes Against	Votes Withheld

Brian S. John	7,987,891	28,587	7,997
Dr. Glynn Wilson	7,998,464	18,154	7,857
Dr. Skender Fani	7,996,117	22,025	6,333
Nancy Torres Kaufman	7,997,481	20,232	6,762
Christopher Marc Melton	7,897,446	119,266	7,763
Gary Herman	7,994,827	21,646	8,002

2.	The Company’s stockholder held an advisory vote on the compensation of the named executive officers. The number of shares that voted for, against, and withheld from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld

7,967,845	35,550	21,080

3.	The Company’s stockholders recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The number of shares that voted for this proposal is summarized in the table below:

One Year	Two Year	Three Year	Abstain

2,451,600	32,220	5,507,138	33,517

4.	The Company’s stockholders ratified the appointment of M&K CPAS, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2023. The number of shares that voted for, against, and withheld from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld

12,989,861	51,700	10,945

5.	The Company’s stockholders approved the amendment to the Company’s Certificate of Incorporation to effect reverse stock split. The number of shares that voted for, against, and withheld from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld

11,367,174	1,659,489	25,843

6.	The Company’s stockholders approved and ratified the Company’s 2022 Equity Incentive Plan. The number of shares that voted for, against, and withheld from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld

7,396,668	605,036	22,771

7.	The Company’s stockholders approved the potential issuance of securities at a discounted price under non-public offerings. The number of shares that voted for, against, and withheld from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld

7,395,435	604,268	24,772

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2022

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer